UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2024

Skyward Specialty Insurance Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-41591	14-1957288
Commission File Number	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 600
Houston, Texas	77024-4284
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-4800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement

On May 6, 2024, Skyward Specialty Insurance Group, Inc., a Delaware corporation (the “Company”) and Westaim HIIG GP Inc. (the “Selling Stockholder”) entered in an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Keefe, Bruyette & Woods, Inc. and Jefferies LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell up to 5,060,000 shares of the Company’s common stock (the “Shares”), which includes 660,000 shares of the Company’s common stock that may be sold pursuant to a 30-day option to purchase additional shares granted to the Underwriters (the “Offering”). The Shares were offered and sold in the Offering at the public offering price of $36.50 per share.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-279129), which was previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering is expected to close on May 9, 2024, subject to customary closing conditions. In the Underwriting Agreement, the Company made customary representations, warranties and covenants and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make because of such liabilities.

Pursuant to the Underwriting Agreement, the Company’s executive officers and directors entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement filed hereto, providing for a 90-day “lock-up” period with respect to sales of the Company’s common stock, subject to certain exceptions.

The foregoing is a summary description of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the opinion of DLA Piper LLP (US) relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

Item 8.01.	Other Events.

On May 6, 2024, the Company issued a press release announcing the proposed Offering of the Shares. A copy of this press release is attached as Exhibit 99.1 hereto. On May 6, 2024, the Company issued a press release announcing that it had priced the Offering. A copy of this press release is attached as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 6, 2024 by and among Skyward Specialty Insurance Group, Inc., Westaim HIIG GP Inc. and Barclays Capital Inc., Keefe, Bruyette & Woods, Inc. and Jefferies LLC, as representatives of the several underwriters named therein
5.1	Opinion of DLA Piper LLP (US)
99.1	Press Release, dated May 6, 2024, titled “Skyward Specialty Announces Secondary Offering of its Common Stock”
99.2	Press Release, dated May 6, 2024, titled “Skyward Specialty Announces Pricing of the Secondary Offering of its Common Stock”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Dated: May 7, 2024	By:	/s/ Mark Haushill
Mark Haushill Chief Financial Officer